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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Metromedia International Group, Inc.:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Experts" in the registration statement.

                                          KPMG LLP


New York, New York
December 17, 1999